Exhibit 10.8
AMENDED AND RESTATED PLEDGE AGREEMENT
     THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this “Agreement”) executed on December 15, 2005 as of December 22, 2004, is entered into by and between ROYAL STREET COMMUNICATIONS, LLC, a Delaware limited liability company (“Grantor”), and METROPCS WIRELESS, INC., a Delaware corporation (“Lender”).
WITNESSETH:
     WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of even date herewith, by and between Grantor and Lender (as the same may be amended from time to time, the “Credit Agreement”), Lender has agreed to make one or more loans to Grantor in accordance with the terms therewith;
     WHEREAS, in order to induce the Lender to enter into the Credit Agreement and to continue to make the Loans, and in consideration therefor, the Grantor has agreed to execute and deliver this Agreement to amend and restate that certain Pledge Agreement dated as of December 22, 2004 (the “Original Pledge Agreement”) and that certain Pledge Agreement dated as of January 24, 2005 (the “Existing Pledge Agreement”), each between Grantor and Lender (as successor lender to Holdings), pursuant to which Grantor has granted to Lender a first-priority perfected security interest in all of the membership or other equity interests, now owned or hereafter acquired by the Grantor or in which the Grantor has or hereafter acquires any interest (the “Pledged Securities”), in each Holding Subsidiary to secure Grantor’s obligations under the Credit Agreement and other Loan Documents; and
     WHEREAS, it is a condition precedent to the making of any further Loans that the Grantor execute and deliver this Agreement to, among other things, amend and restate the Original Pledge Agreement and the Existing Pledge Agreement on the terms and conditions set forth herein;
     NOW THEREFORE, for and in consideration of the covenants and provisions set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend and restate the Original Pledge Agreement and the Existing Pledge Agreement and further agree as follows:
     1. DEFINED TERMS. As used in this Agreement, capitalized terms defined in the Credit Agreement that are not defined herein shall have the meanings ascribed to them therein, and the following terms shall have the following meanings:
     “Collateral” shall mean the Pledged Securities, including Pledged Securities in which the Grantor hereafter acquires any interest, and all proceeds thereof.
     “Obligations” shall mean all indebtedness, obligations, fees and liabilities of any kind of the Grantor to the Lender under or pursuant to the Credit Agreement, the Note (as defined in the Credit Agreement), this Agreement and the other Loan Documents.
     2. PLEDGE. Grantor hereby unconditionally and irrevocably pledges, collaterally assigns and grants to Lender a continuing lien on and security interest in and to the Collateral

(the “Security Interest”) to secure the payment and performance of the Obligations. The Security Interest is a first priority Lien on the Collateral effective as of the date hereof without the need to execute any further instruments, agreements or documents other than as specifically set forth herein.
     3. CONTINUING SECURITY. This Agreement shall operate as a continuing security between Lender and Grantor:
     a. irrespective of any sum or sums which may be paid to the credit of any account of Grantor with Lender;
     b. notwithstanding the appointment, retirement or removal, at any time, of a receiver for Grantor;
     c. notwithstanding the exercise by Lender or a receiver of any power conferred by this Agreement, by any other agreement or document or by law; and
     d. notwithstanding any settlement of account or any other matter or thing whatsoever;
          and shall remain in full force and effect and extend to cover all of the Obligations until a final release of this Agreement has been executed by Lender.
     4. CERTIFICATES, VOTING, ETC. Upon execution and delivery of this Agreement, Grantor shall deliver to Lender any and all certificates representing all of the Collateral with a transfer executed in blank. If at any time, any Holding Subsidiary shall issue any additional or substitute units, shares of stock, or any other instruments evidencing an interest in or an obligation of such Holding Subsidiary to Grantor in respect of the Pledged Securities, Grantor shall promptly pledge, mortgage and deposit with Lender such additional certificates, instruments or documents as additional security for the Obligations, all of which additional security shall constitute Collateral (and shall be included within the definition of “Collateral” hereunder). With respect to any Collateral that is an “uncertificated security” for purposes of the Code (other than any “uncertificated securities” credited to a Securities Account under the control of the Lender), Grantor shall cause the issuer of such uncertificated security to either (i) register the Lender as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement, in form and substance satisfactory to the Lender pursuant to which such issuer agrees to comply with the Lender’s instructions with respect to such uncertificated security without further consent by such Grantor. Lender shall hold the Collateral solely as security for the payment and performance of the Obligations. Unless an Event of Default shall have occurred and be continuing, Grantor shall have the right to vote the Collateral on all questions on which the Collateral entitles Grantor to vote and, if necessary, upon written request of Grantor, Lender shall execute due and timely proxies, powers of attorney and consents in favor of Grantor as necessary to facilitate such voting; provided however, that Grantor shall not vote the Collateral in support of any proposal or in any other manner which is inconsistent with the terms of the Credit Agreement, this Agreement or the other Loan Documents, or which is otherwise inconsistent with the Grantor’s full and timely performance of the Obligations.

     5. DISTRIBUTIONS. Unless and until an Event of Default shall have occurred and be continuing, Grantor shall have the right to receive and to retain all cash dividends and other cash distributions which are paid on account of the Collateral.
     6. RESTRICTIONS ON TRANSFER. Grantor shall not sell or otherwise dispose of, grant any option with respect to, or create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), preference, priority or other security agreement of any kind or nature whatsoever on (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code of any jurisdiction) all or any portion of the Collateral.
     7. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to Lender as follows:
     a. Grantor has good and marketable title to the Collateral, free and clear of all liens, claims and encumbrances, except liens granted to Lender pursuant to this Agreement, and full power, authority and legal right to pledge such Collateral to Lender as provided herein;
     b. The pledge, assignment and delivery of the Collateral pursuant to Section 2 will create a valid, perfected lien on and a valid perfected first priority security interest in the Collateral in favor of Lender under the Uniform Commercial Code of the State of New York (the “UCC”), subject to no prior lien (whether consensual, nonconsensual, statutory or otherwise) and to no agreement purporting to grant any third party any security interest or other interest in any of the Collateral; no additional actions by any entity are necessary to create or perfect the Security Interest; and
     c. The execution, delivery and performance of this Agreement by Grantor will not (a) contravene any law, statute, rule or regulations, or any order, writ, injunction or decree of any court or governmental instrumentality, (b) conflict or be inconsistent with or result in any breach of any of the terms, covenants or conditions or provisions of or constitute a default under, any indenture, credit agreement or other agreement, contract or instrument to which Grantor is a party, or (c) conflict or be inconsistent with or result in a breach of the terms of the Grantor’s organizational documents.
     8. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default hereunder:
     a. The occurrence of an “Event of Default” under the Credit Agreement or the Note; or
     b. [Intentionally Removed].
     9. REMEDIES UPON AN EVENT OF DEFAULT. Upon the occurrence of an Event of Default, after any applicable cure period, and at any time thereafter, Lender may (but shall not be required to) take any or all of the following actions simultaneously or in any order which it may choose:

     a. The Lender may from time to time take whatever action at law or in equity may appear necessary or desirable in order to collect the monies payable hereunder or secured hereby or to enforce performance and observance of any obligation, agreement or covenant hereunder;
     b. The Lender may foreclose its security interest in any of the Collateral in any way permitted by law; and the Lender may thereupon, or at any time thereafter, in its sole discretion, without notice or demand (except such notice as may be specifically required by law) and with or without having the Collateral at the time or place of sale, sell or otherwise dispose of the Collateral, or any part thereof, at one or more public or private sales, at any time or place, at such price or prices and upon such terms, either for cash, credit or future delivery, as the Lender may elect. In the exercise of such remedy, the Lender may sell all of the Collateral as a unit even though the sales price thereof may be in excess of the amounts remaining unpaid on the Obligations. To the extent not prohibited by Applicable Law, the Lender is authorized at any sale or other disposition of the Collateral, if it deems it advisable so to do, to restrict (with respect to any securities that are part of the Collateral) the prospective bidders or purchasers thereof to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or resale of any of the Collateral. At any such public sale the Lender may bid for and become the purchaser of all or any part of the Collateral, and such sale or sales may be held without demand of performance, notice of intention to sell, the time or place of sale or any other matter, except for such notice as may be specifically required by law; and the purchaser at any such sale or other disposition shall thereafter hold the Collateral sold absolutely free from any claim or right of the Grantor of whatsoever kind, including any right of redemption of the Grantor, all such rights being hereby expressly waived and released by the Grantor to the extent permitted by law;
     c. The Lender may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. The Grantor hereby assents to the passage of a decree for the sale of any of the Collateral by any court having jurisdiction. In any action hereunder, the Lender shall be entitled to the appointment of a receiver without notice, to peaceably take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Notwithstanding the foregoing, if an Event of Default shall occur and be continuing, the Lender shall be entitled to apply, without notice to the Grantor, any cash or cash items constituting Collateral in its possession to payment of the Obligations;
     d. The Lender shall have the right, in its sole discretion, to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by Lender to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue the operation of the business of Grantor and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including but not limited to the compensation of the receiver, until a sale or other disposition of such Collateral shall be finally made and consummated. Lender and Grantor acknowledge and agree that in connection with any exercise by the Lender of its rights hereunder to dispose of or operate under the station covered hereby, it may be necessary to obtain the prior consent or approval of certain governmental authorities. Upon the exercise by Lender of any power, right, privilege or remedy pursuant to this Agreement which requires any consent or approval of any governmental authority. Grantor will execute and deliver, or will cause the execution and delivery of, all applications, certificates and other documents which may reasonably be required to obtain such approval or consent. Grantor shall cooperate in good faith with Lender and any purchaser of the Collateral in obtaining any such approvals or consents;
     e. The Lender may sell its interest in the Collateral in accordance with any Applicable Law. Such Collateral or any interest therein may be sold upon such terms and in as many lots as the person conducting the sale may, in his sole discretion, elect. No readvertisements of any sale shall be required if the sale is adjourned by announcement, at the time or place set therefor, of the date, time or place to which the same is to be adjourned;
     f. The Lender may, to the extent not prohibited by Applicable Law, exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining to any of the Collateral, as if the Lender were the absolute owner thereof, including (without limitation) the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any subsidiary of Grantor;
     g. The Lender may exercise any remedies available to a secured party under the UCC, regardless of whether or not the UCC actually applies;
     h. The Lender may vote or otherwise exercise any rights accruing to the owner of the Collateral without notice to or consent of Grantor;
     i. The Lender may commence and prosecute an action, at law or in equity, in any court of competent jurisdiction, seeking money damages, injunctive or declaratory relief any other relief available under applicable law, and take all such actions as may be necessary or desirable to enforce any order or judgment entered in connection with such action; and/or
     j. The Lender may exercise any other remedies afforded to Lender pursuant to the terms of this Agreement.
     All of Lender’s rights and remedies hereunder, under the Credit Agreement and under any and all other Loan Documents, shall be cumulative and not exclusive, and shall be enforceable alternatively, successively or concurrently as Lender may, in its sole discretion, deem expedient. Lender shall have no obligation to preserve rights in the Collateral or marshall any of the Collateral for the benefit of any person or entity.
     10. EXPENSES. Grantor shall pay, when due, any and all reasonable fees, taxes or other charges imposed in connection with the Security Interest including, without limitation, any fees imposed in connection with recordation of instruments necessary or desirable in order to reflect, effectuate or release the Security Interest.
     11. APPLICATION OF PROCEEDS. Any proceeds received from the exercise of any remedy hereunder, after deducting therefrom any and all costs and expenses reasonably incurred in securing possession of any Collateral, in shipping and storing the Collateral, in preparing the Collateral for sale or otherwise dealing with Collateral prior to any sale or other disposition thereof and in connection with the sale or other disposition thereof (including, without limitation, reasonable attorneys’ and accountants’ fees and brokers’ commissions), shall be applied toward the payment of any and all amounts due under or with respect to the Obligations, including interest, and all other costs and expenses reasonably incurred by the Lender in connection with this Agreement which are then due and payable, in such order and amounts as the Lender, in its sole discretion, may elect. If such net proceeds should be insufficient to pay the same and a deficiency shall result, the Grantor shall nevertheless remain liable for such deficiency; and if such proceeds should be more than sufficient to pay the same, then in case of a surplus, such surplus shall be accounted for and. if any amounts due under the Obligations remain outstanding, retained by the Lender, who shall hold the same as security for the payment of the Obligations; otherwise, such surplus shall be paid over to the Grantor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.
     12. NOTICES. All notices and other communications given to or made upon any party hereto in connection with this Agreement shall, except as otherwise expressly herein provided, be in writing and mailed via certified mail, sent by Federal Express or other similar express delivery service for next day delivery, faxed (with a confirming copy sent by such a express delivery service for next day delivery) or hand delivered to the respective parties, as follows:
If to the Lender:
MetroPCS Wireless, Inc.
8144 Walnut Hill Lane
Suite 800
Dallas, TX 75231
Attention: Vice President, General Counsel and Secretary
If to Grantor:
Royal Street Communications, LLC PO
Box 2365 Southampton, NY 11969
Attention: Robert Gerard
          or in accordance with any subsequent written direction delivered in accordance with this section from the recipient party to the sending party. All such notices and other communications shall, except as otherwise expressly herein provided, be effective upon delivery if delivered by hand; in the case of certified mail, three Business Days after the date sent; in the case of any fax, when received; or in the case of express delivery service, the day after delivery of the notice to such service with charges prepaid.

     13. ASSIGNABILITY AND PARTIES IN INTEREST . This Agreement shall not be assignable by Grantor without the written consent of Lender. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.
     14. TERMINATION. This Agreement shall terminate and the Security Interest shall be released upon the earlier to occur of (i) the payment and satisfaction in full of the Note and all of the Obligations relating to the Note; or (ii) the mutual agreement of Grantor and Lender.
     15. CERTAIN WAIVERS; GRANTOR NOT DISCHARGED. The Grantor expressly and irrevocably waives (to the extent permitted by Applicable Law) presentment, demand of payment and protest of nonpayment in respect of its Obligations under this Agreement. The obligations and duties of the Grantor hereunder are irrevocable, absolute, and unconditional and shall not be discharged, impaired or otherwise affected by (a) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Grantor or any waiver, consent, extension, indulgence or other action or inaction in respect thereof, (b) any extension or renewal of any part of the Obligations, (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Credit Agreement or any of the Loan Documents, (d) the release of any liens on or security interests in any part of the Collateral or the release, sale or exchange of or failure to foreclose against any security held by or for the benefit of the Lender for payment or performance of the Obligations, (e) the bankruptcy, insolvency or reorganization of the Grantor or any grantee or any other persons, (f) the invalidity or unenforceability of the Credit Agreement or any of the Loan Documents, (g) any change, restructuring or termination of the corporate structure or existence of the Grantor or any grantee or any restructuring or refinancing of all or any portion of the Obligations, or (h) any other event which under law would discharge the obligations of a surety.
     16. TRANSFER OF SECURITY INTEREST . The Lender may transfer to any other person all or any part of the Liens and security interests granted hereby, and all, or any part of the Collateral which may be in the Lender’s possession after the occurrence and during the continuance of an Event of Default or, if to a successor Lender in accordance with the Credit Agreement, at any time. Upon such transfer, the transferee shall be vested with all the rights and powers of the Lender hereunder with respect to such of the Collateral as is so transferred, but, with respect to any of the Collateral not so transferred, the Lender shall retain all of their rights and powers (whether given to it in this Agreement, or otherwise). The Lender may, at any time, assign all or any portion of its rights as the Lender hereunder to any person, in the Lender’s discretion, including without limitation Bear, Stearns & Co. Inc. or any Affiliate thereof, and upon notice to the Grantor, but without any requirement for consent or approval by or from Grantor, and any such assignment shall be valid and binding upon the Grantor, as fully as it had expressly approved the same.
     17. INDEMNITY; REIMBURSEMENT OF LENDER. The Grantor agrees to indemnify, defend and hold the Lender harmless from and against any and all claims, demands, losses, judgments and liabilities (including but not limited to, liabilities for penalties) of any nature, and to reimburse the Lender for all reasonable costs and expenses, including but not limited to attorneys’ fees and expenses, arising from this Agreement or the exercise of any right or remedy granted to the Lender hereunder, except to the extent such claims arise out of Lender’s gross negligence, willful misconduct or fraud. In no event shall the Lender be liable for any matter or thing in connection with this Agreement other than to account for moneys actually received by the Lender in accordance with the terms hereof. All indemnities contained in this Section 17 and elsewhere in this Agreement shall survive the expiration or earlier termination of this Agreement.
     18. NO LIABILITY FOR COLLATERAL. Beyond the exercise of reasonable care in the custody of any Collateral, the Lender shall not, under any circumstance or in any event whatsoever, have any liability for any part of the Collateral, nor shall the Lender have any liability for any error or omission or delivery of any kind incurred in the good faith settlement, collection or payment of any of the Collateral or any monies received in payment therefor or for any damages resulting therefrom, nor shall this Agreement impose upon the Lender any obligation to perform any obligation with respect to the Collateral. The costs of collection, notification and enforcement, including but not limited to, attorneys’ fees and out-of-pocket expenses, shall be borne solely by the Grantor, whether the same are incurred by the Grantor or the Lender.
     19. GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without regard to its conflict of laws principles, except to the extent that the perfection and the effect of perfection or non- perfection of any security interests created hereby is governed by the laws of a jurisdiction other than the State of New York.
     20. COMPLETE AGREEMENT. This Agreement and the Credit Agreement contain the entire agreement between the parties hereto with respect to the transactions contemplated herein and, except as provided herein, supersede all previous oral and written and all contemporaneous oral negotiations, commitments, writings and understandings.
     21. AMENDMENTS AND WAIVERS. This Agreement may be amended only by a writing signed by the Grantor and Lender. No delay or omission on the part of any party hereto in exercising any right hereunder shall operate as a waiver of such right or any other right hereunder or operate to constrain the rights of any other parties hereunder. No waiver of any one right shall operate as a waiver of any subsequent right.
     22. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     23. CONTINUING LIEN. It is the intent of the parties hereto that (a) this Agreement shall constitute a continuing agreement as to any and all future, as well as existing transactions, between the Grantor and the Lender under or in connection with the Notes, and (b) the security interest provided for herein shall attach to after-acquired as well as existing Collateral and the Obligations covered by this Agreement shall include any future advances under or in connection with the Credit Agreement.
     24. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered or mailed to the Lender.
     25. SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any material respect, such provision shall be replaced with a provision which is as close as possible in effect to such invalid, illegal or unenforceable provision, and still be valid, legal and enforceable, and the validity, legality and enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby, unless the parties otherwise so provide.
     26. VENUE; WAIVER OF JURY TRIAL.
     a. THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURT OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT HEREOF OR OF ANY SUCH DOCUMENT, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT, OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH A STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE.
     b. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS,

     THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 26(b).
     27. FURTHER ASSURANCES. Grantor agrees, from time to time, at its expense, to do such further things, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Lender may from time to time reasonably request for the better assuming and preserving of the security interests and rights and remedies created hereby, including, without limitation, the execution and delivery of such financing statements or continuation statements, and amendments thereto, as may be necessary or desirable, or as Lender may request in order to perfect and preserve the security interests granted hereby. Grantor hereby authorizes Lender or its agent to file such financing statements and/or such continuation statements and amendments thereto relating to all or any part of the Collateral without its signature, where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the collateral granted hereby or any part thereof shall be sufficient as a financing statement where permitted by law.
     28. AMENDMENT AND RESTATEMENT. This amends and restates in its entirety the Original Pledge Agreement and the Existing Pledge Agreement, and from and after the date hereof, and subject to the terms hereof, the terms and provisions of the Original Pledge Agreement and the Existing Pledge Agreement shall be superseded by the terms and provisions of this Agreement. The Grantor hereby agrees that (i) the liens and security interest granted by Grantor under the Original Pledge Agreement and the Existing Pledge Agreement shall be deemed to be liens and security interests securing the indebtedness and Obligations under the Credit Agreement shall remain outstanding and governed by this Agreement, and shall not constitute a novation, and (ii) all liens and security interests securing the indebtedness and Obligations under the Original Pledge Agreement and the Existing Credit Agreement shall continue in full force and effect to secure the indebtedness and obligations of Borrower under the Credit Agreement, the Note and the other Loan Documents.
[remainder of page intentionally blank; signature page follows]

SIGNATURE PAGE TO
AMENDED AND RESTATED PLEDGE AGREEMENT
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

GRANTOR:

ROYAL STREET COMMUNICATIONS, LLC

By:	/s/ Robert A. Gerard

Name:	ROBERT A. GERARD

Title:	CHAIRMAN & CEO

LENDER:

METROPCS WIRELESS, INC.

By:	/s/ Roger D. Linquist

Name:	Roger D. Linquist

Title:	President and CEO